Counterpoint Tactical Income Fund

Class A Shares: CPATX Class C Shares: CPCTX Class I Shares: CPITX

(a series of Northern Lights Fund Trust III)

Supplement dated August 14, 2015
to the Statement of Additional Information dated October 7, 2014

The information below replaces similar disclosure under the section entitled INVESTMENT ADVISER in the Counterpoint Tactical Income Fund’s (the “Fund”) currently effective Statement of Additional Information.

The Adviser.  Counterpoint Mutual Funds, LLC, 12707 High Bluff Drive, Suite 200, San Diego, California 92130, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions.  As of June 30, 2015, the Adviser had approximately $46.2 million in assets under management. The Adviser is controlled by Michael Krause, Daniel Krause and John Koudsi by virtue of their ownership of the Adviser.

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.25% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.00%, 2.75% and 1.75% of average daily net assets of Class A, Class C and Class I shares of the Fund, respectively (the “Expense Limitation Agreement”).  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Adviser.  Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.   The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

The information below replaces similar disclosure under the section entitled POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS in the Fund's currently effective Statement of Additional Information.

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Within forty-five days after the end of each month, the Adviser posts on the Fund’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund will also make available, no sooner than thirty days after the end of each month, a complete schedule of its portfolio holdings as of the last day of the month.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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You should read this Supplement in conjunction with the Fund’s currently effective Statement of Additional Information, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-273-8637.

Please retain this Supplement for future reference.